Exhibit 99.3

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “AGREEMENT”) dated as of August 15, 2005, is entered into between CSA Private Limited, a Singapore company (“CSA”), and HIS Holding, LLC, a Delaware Limited Liability Company (“PURCHASER”).

WHEREAS, Purchaser desires to purchase a promissory note from CSA, upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

 “BUSINESS DAY” means a day other than Saturday or Sunday, on which commercial banks are open for business in Los Angeles, California.

“CSA” means CSA Private Limited, a Singapore Business Entity.

“NOTE” means the Secured, Subordinated Promissory Note made by MAI Systems Corporation (“MAI”) with an original aggregate principal amount of Five Hundred Thousand Dollars ($500,000), a copy of which is attached as Exhibit A hereto, all payments under which are (a) secured pursuant to a Security Agreement dated December 1, 2000 made by MAI in favor of CSA, as amended by Amendment No. 1 to Security Agreement dated as of March 31, 2004 (as amended, the “Security Agreement”), and (b) subordinated pursuant to Subordination Agreement dated as of December 1, 2000 by and among all the creditors of MAI, as amended by Amendment No. 1 to Subordination Agreement dated as of March 31, 2004 (the “Note”).

ARTICLE II

PURCHASE AND SALE OF NOTE

SECTION 2.01   SALE OF THE NOTE.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing, and CSA agrees to sell to Purchaser at the Closing, the Note for the purchase price of Three Hundred Fifty Thousand Dollars ($350,000).

SECTION 2.02   CLOSING.  The purchase and sale of the Note shall take place at CSA’s offices, 2100 East Grand Avenue, El Segundo, California, 90245 at 10:00 a.m. California Time on September 23, 2005, or at such earlier date and time as the parties hereto may agree upon (which time and place is designated as the “CLOSING”).  At the Closing, CSA shall assign to Purchaser the Note and the Security Agreement (but only to the extent that it secures the Note) upon receipt of the consideration provided for in Section 2.01.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CSA

SECTION 3.01   REPRESENTATIONS AND WARRANTIES OF CSA.  CSA hereby represents and warrants to Purchaser that:

(a)    AUTHORIZATION.  The execution, delivery and performance of this Agreement and any other agreement contemplated hereunder by CSA have been duly authorized by all necessary corporate action of CSA.

(b)   APPROVALS AND CONSENTS.  No approval, consent or authorization of any natural person, firm, corporation or governmental authority which has not heretofore been obtained is necessary for the execution or delivery of this Agreement or any other agreement contemplated hereunder by CSA or for the performance by CSA of any of the terms or conditions thereof.

(c)    LITIGATION.  There is no action, suit, proceeding or investigation pending or currently threatened against CSA that questions the validity of this Agreement, CSA’s ownership of the Note or the right of CSA to enter into this Agreement, or to consummate the transactions contemplated hereby.

(d)    DISCLOSURE.  CSA has provided Purchaser with all the information that it has requested for deciding whether to purchase the Note.  To its knowledge, neither this Agreement nor any other written statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

(e)    TITLE TO NOTE.  CSA owns the Note free and clear of all liens and encumbrances and is conveying good marketable title to the Note to Purchaser.

SECTION 3.02   REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby represents and warrants to CSA that:

(a)    AUTHORIZATION.  Purchaser has full power and authority to enter into this Agreement, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

(b)    ORGANIZATION, GOOD STANDING AND QUALIFICATION.  Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

ARTICLE IV  [RESERVED]

ARTICLE V

MISCELLANEOUS

SECTION 5.01   AMENDMENTS AND WAIVERS.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of CSA and Purchaser.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon both parties hereto.

SECTION 5.02   NOTICES.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (i) a duplicate copy of such facsimile notice is promptly given by one of the other methods described in this Section 5.02, or (ii) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method described in this Section 5.02; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To Purchaser:	HIS Holding, LLC
26110 Enterprise Way, Suite 200
Lake Forest, California 92630
Attention: James W. Dolan

To CSA:	CSA Private Limited
c/o Computer Sciences Corporation
2100 East Grand Avenue
El Segundo, CA 90245
Attention: Paul Tucker

SECTION 5.03   SURVIVAL.  All covenants, agreements, representations and warranties made herein shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement for a period of 12 months.

SECTION 5.04   BENEFITS OF AGREEMENT.  The Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, any Transaction Document.

SECTION 5.05   BINDING EFFECT; ASSIGNMENT.  This Agreement shall become effective when it shall have been executed by CSA and Purchaser and thereafter shall be binding upon, inure to the benefit of and be enforceable by CSA, Purchaser and their respective successors and assigns; PROVIDED that CSA may not assign any of its rights, interests or obligations under this Agreement, and any attempt to do so shall be null and void without Purchaser’s prior written consent, which consent shall not be unreasonably withheld.

SECTION 5.06   GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with the law of the State of California without regard to application of principles of conflicts of laws.

SECTION 5.07   ENTIRE AGREEMENT.  This Agreement and the documents referred to herein constitute the entire agreement between the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

SECTION 5.08   SEVERABILITY.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

SECTION 5.09   COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the  same agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

CSA PRIVATE LIMITED

By:	/s/ Paul T. Tucker
Paul T. Tucker

HIS HOLDING LLC

By:	/s/ James W. Dolan
James W. Dolan

EXHIBIT A

SECURED SUBORDINATED PROMISSORY NOTE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED FOR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IS AN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

$500,000	March 31, 2004
Lake Forest, California

All terms herein which are not defined shall have the meaning set forth in the $2,800,000 Subordinated Note Due 2003 dated December 1, 2000, as amended, made by MAI Systems Corporation in favor of CSA Private Limited.

FOR VALUE RECEIVED, MAI Systems Corporation, a Delaware corporation (“Maker” or “MAI”), promises to pay to the order of CSA Private Limited, a Singapore corporation, or order (“Holder”), the principal sum of Five Hundred Thousand dollars ($500,000), together with interest from the date of this Note on the unpaid principal balance which shall accrue interest at 10% per annum compounded monthly; provided, however, that this Note shall hereafter only require monthly payments of Ten Thousand Dollars ($10,000) per month until the WAMCO 31, Ltd. (Successor in Interest to Coast Business Credit) debt and accrued interest and the Canyon debt and accrued interest is paid off in full, at which time the monthly payments due under this Note shall be in an amount equal to the greater of $10,000, or the amount required to fully amortize all remaining principal and interest in 24 equal monthly payments.  In any month in which Maker is not current in its payments, the interest rate shall be 12.5% per annum, compounded monthly. In the event of default of payment of any amount when due, Holder shall give notice of default to Maker, via both facsimile (949/598-6606) and first class mail, and Maker shall have ten (10) business days in which to cure such default after notice has been so given.

All payments hereunder shall be made by wire transfer of immediately available U.S. funds to such account as Holder from time to time shall designate in a written notice to Maker.  Payment shall be credited first to accrued interest then due and payable with the remainder applied to principal.  Prepayment of the principal, together with accrued interest, may be made at any time without penalty or premium.

All payments under this Note are (a) secured pursuant to a Security Agreement dated December 1, 2000 made by Maker in favor of CSA Private Limited, as amended by Amendment No. 1 to Security Agreement dated as of

March 31, 2004, and (b) subordinated pursuant to Subordination Agreement dated as of December 1, 2000 by and among all the creditors of Maker, as amended by Amendment No. 1 to Subordination Agreement dated as of March 31, 2004.

If action is instituted to collect this Note, Maker will pay all costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action. Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

The holding of any provision of this Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions and the other provisions of this Note shall remain in full force and effect.

This Note shall be construed in accordance with the laws of the state of California, without regard to the conflicts of law provisions of the state of California or of any other state.

This Note may be assigned by Holder to any third party without the consent of Maker.

MAI Systems Corporation

By:	/s/James W. Dolan
James W. Dolan
Chief Financial and Operating Officer

HOLDER COVENANTS AND AGREES THAT THE OBLIGATION OF MAKER TO MAKE ANY PAYMENT ON ACCOUNT OF THE PRINCIPAL OF AND INTEREST ON THIS SUBORDINATED NOTE SHALL BE SUBORDINATE AND JUNIOR IN RIGHT OF THE PAYMENT TO MAKER’S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS OF MAKER, WAMCO AND CANYON, TO THE EXTENT PROVIDED HEREIN, AND THAT IN THE CASES OF ANY LIQUIDATION OR WINDING-UP OF OR RELATING TO MAKER AS A WHOLE,  ALL OBLIGATIONS OF MAKER TO WAMCO AND CANYON SHALL BE ENTITLED TO BE PAID IN FULL BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF THE PRINCIPAL OF OR INTEREST ON THIS SUBORDINATED NOTE. IN ADDITION, IN THE EVENT OF ANY SUCH PROCEEDING, IF ANY PAYMENT OR DISTRIBUTION OF ASSETS OF MAKER OF ANY KIND OR CHARACTER SHALL BE RECEIVED BY THE TRUSTEE OR THE HOLDER BEFORE ALL SENIOR INDEBTEDNESS OF MAKER IS PAID IN FULL, SUCH PAYMENT OR DISTRIBUTION SHALL BE HELD IN TRUST FOR THE BENEFIT OF AND SHALL BE PAID OVER TO WAMCO OR CANYON UNTIL ALL SUCH SENIOR INDEBTEDNESS SHALL HAVE BEEN PAID IN FULL.

This Note is hereby assigned to HIS Holding LLC effective as of September 23, 2005.

(Assignee)	(date)

CSA Private Limited

By:	/s/ Stephen E. Johnson
Name: Stephen E. Johnson
Title: Authorized Signatory

Acknowledged:

MAI Systems Corporation

By:	/s/ James W. Dolan
Name: James W. Dolan
Title: Chief Financial and Operating Officer